Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Each of the undersigned hereby certifies, in his capacity as an officer of Deli Solar (USA), Inc. (the "Company"), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Transition Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2004 and the six months ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2005

/s/ Deli Du
--------------------------------
Deli Du
Chief Executive Officer

/s/Jianmin Li
---------------------
Jianmin Li
Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to Deli Solar (USA), Inc. and will be retained by Deli Solar
(USA), Inc. and furnished to the Securities and Exchange Commission or its staff upon request.